UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
450 Fifth Street NW
Washington, D.C. 29549

Form 8-K

PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):	February 7, 2016

First Bancorp

(Exact Name of Registrant as Specified in its Charter)

North Carolina	0-15572	56-1421916
(State or Other Jurisdiction	(Commission	(I.R.S. Employer
of Incorporation)	File Number)	Identification Number)

300 SW Broad Street, Southern Pines, North Carolina	28387
(Address of Principal Executive Offices)	(Zip Code)

(910) 246-2500

(Registrant’s telephone number, including area code)

Not Applicable

(Former Name or Former Address, if changed since last report)

First Bancorp
INDEX

Page

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers	3

Signatures	4

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On February 7, 2017, the Board of Directors of First Bancorp (the Registrant) appointed Michael G. Mayer as a director of the Registrant and nominated him to the slate of directors to be recommended for election to shareholders at the annual shareholders meeting to be held on May 3, 2017.

Additionally, on February 7, 2017, Mr. Mayer was named the Chief Executive Officer of First Bank. Mr. Mayer continues in his role as President of First Bank and First Bancorp, while Richard H. Moore continues in his role as Chief Executive Officer of First Bancorp.

Information regarding Mr. Mayer, including his business experience and relationships with the Company, has been previously reported in the Company’s proxy statement filed April 4, 2016 and in the Form 8-K filed on February 27, 2014, and such information is incorporated by reference herein.

Signatures

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

First Bancorp

February 9, 2017	By:	/s/ Richard H. Moore
Richard H. Moore
Chief Executive Officer

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